SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                             EVERGREEN SECTOR FUNDS

I.       Evergreen Precious Metals Fund
         Evergreen Utility and Telecommunications Fund

         On May 31, 2002, shareholders of each of Evergreen Precious Metals Fund and Evergreen Utility and Telecommunications Fund approved a proposal to change the fundamental investment classification of each Fund from diversified to non-diversified. Therefore, sections of each Fund's prospectus are revised as follows:

         Precious Metals Fund

         The first sentence of the section entitled "INVESTMENT STRATEGY" is revised as follows:

         The Fund is a non-diversified Fund that will normally invest at least 80% of its assets in common stocks of companies that are engaged in, or which receive at least 50% of their revenue from other companies engaged in, exploration, mining, processing or dealing in gold or other precious metals and minerals.

         Additionally, the section entitled "RISK FACTORS" is revised to include the following paragraph:

         Because the Fund is non-diversified, an investment in the Fund entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest up to 25% of its assets in a single issuer and up to 50% of its assets may consists of securities of only two issuers. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio.

         Utility and Telecommunications Fund

         The first sentence of the section entitled "INVESTMENT STRATEGY" is revised as follows:

         The Fund is a non-diversified Fund that will normally invest at least 80% of its assets in common, preferred and convertible preferred stocks and investment grade bonds/convertible debentures of utility (oil, gas, electric) and telecommunications companies.

         Additionally, the section entitled "RISK FACTORS" is revised to include "Non-Diversification Risk."

II.      Evergreen Latin America Fund

         On May 13, 2002, shareholders of Evergreen Latin America Fund (the "Acquired Fund") approved the reorganization of the Fund into Evergreen Emerging Markets Growth Fund (the "Acquiring Fund") to be effective at the close of business on June 14, 2002. In the reorganization, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund and shareholders of the Acquired Fund will receive shares of the Acquiring Fund in exchange for their shares.

May 31, 2002                                                       561985 (5/02)